Exhibit 99.2

Quarterly Financial Data Supplement - Preliminary Results
(See Note A below) (Unaudited)
Third Quarter 2009

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

Note A: On October 20, 2009, TSFG reported preliminary results, which exclude any potential goodwill impairment  pending completion of TSFG’s goodwill impairment analysis for $202 million of goodwill as of September 30, 2009 related to its Carolina First banking segment (South Carolina and North Carolina banking operations). TSFG anticipates the analysis will be completed prior to the filing of the Quarterly Report on Form 10-Q with the SEC in early November 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
THIRD QUARTER 2009 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS

•	Net loss available to common shareholders of $340.8 million
•	Net loss per diluted share of $1.95
•	Recorded a deferred tax asset (DTA) valuation allowance totaling $200.1 million; leaving net DTA balance of $3.6 million at September 30, 2009
•	Preferred stock dividends totaled $17.3 million, down from $21.8 million for previous quarter
— Includes $11.9 million for the value of common shares recorded as an inducement for conversion of preferred stock, compared to $14.0 million for previous quarter
•	Average diluted shares of 174.4 million, up 91.7% versus prior quarter; up 139.7% versus prior year
•	Period-end common shares outstanding increased to 215.4 million from 160.2 million at June 30, 2009

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $113.5 million
•	Operating revenues of $107.6 million, down $7.1 million
— Non-operating items: $286,000 net loss on securities and $7.2 million gain on sale of ancillary businesses
— Sale of ancillary businesses also reduced goodwill and intangibles by $9.1 million (total tangible capital impact of $16.3 million)
•	Tax-equivalent net interest income of $81.1 million, down $5.9 million
— Net interest margin of 2.93%, down 3 basis points from 2.96%
— Average earning assets of $11.0 billion, down from $11.8 billion
•	Operating noninterest income of $26.5 million, down $1.2 million from prior quarter

Balance Sheet

•	Period-end loans held for investment decreased $431.8 million or 4.6% compared to prior quarter
•	Period-end securities, up $267.7 million since prior quarter
•	Period-end core deposits, defined as noninterest-bearing, interest checking, money market, and savings, up $178.9 million, or 4.1% linked quarter
•	Period-end customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, up $7.3 million or 0.1% linked-quarter
•	Period-end wholesale borrowings, including brokered deposits and excluding customer sweep accounts, up $38.4 million or 1.2% linked-quarter

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $89.5 million
— Non-operating items: $746,000 impairment of long lived assets
•	Operating noninterest expenses of $88.8 million, down $24.0 million from prior quarter
— Gain/loss on nonmortgage loans held for sale was a $9.5 million positive swing
— Loss on other real estate owned down $8.5 million
•	Operating noninterest expenses, excluding credit-related expenses and FDIC insurance premiums, down $5.3 million from prior quarter and $12.7 million from fourth quarter 2008
— Project NOW and other expense initiatives showing progress
— Full-time equivalent employees totaled 2,196, down 6.4% from prior quarter; down 12.3% from year-end 2008

Credit Quality

•	Nonperforming assets of $544.6 million or 6.05% of loans and foreclosed property
•	Nonperforming loans held for investment decreased to $431.8 million from $464.6 million at June 30, 2009
•	Net loan charge-offs of $168.6 million, or 7.31% annualized as a % of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $55.6 million and increased allowance
•	Allowance for credit losses of $345.3 million or 3.89% of loans held for investment, up from 3.11% prior quarter
•	Allowance coverage of nonperforming loans held for investment of 0.79 times, an increase from 0.61 times at June 30, 2009

Capital

•	Tangible common equity to tangible asset ratio of 5.25%
•	Common tangible book value per share of $2.94, compared to $4.67 at June 30, 2009
•	After-tax unrealized gain on available for sale securities increased $12.8 million from prior quarter
•	Tier 1 capital ratio of 11.19%, down from 12.36% at June 30, 2009; capital ratios exceed all “well-capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Interest Income
Interest and fees on loans	$112,673	$121,823	$124,119	$145,289	$155,433
Interest and dividends on securities:
Taxable	16,742	18,140	20,548	20,575	20,186
Exempt from federal income taxes	2,006	2,072	2,234	2,351	2,422

Total interest and dividends on securities	18,748	20,212	22,782	22,926	22,608
Interest on short-term investments	—	—	1	10	197

Total interest income	131,421	142,035	146,902	168,225	178,238

Interest Expense
Interest on deposits	45,156	49,541	54,843	65,646	69,071
Interest on borrowed funds	6,227	6,564	7,041	10,946	13,548

Total interest expense	51,383	56,105	61,884	76,592	82,619

Net Interest Income	80,038	85,930	85,018	91,633	95,619
Provision for Credit Losses	224,179	131,337	142,627	122,926	84,608

Net interest income after provision for credit losses	(144,141)	(45,407)	(57,609)	(31,293)	11,011
Noninterest Income	33,470	32,272	23,741	30,012	28,665
Noninterest Expenses	89,529	136,188	90,241	342,093	94,157

Income (loss) before income taxes	(200,200)	(149,323)	(124,109)	(343,374)	(54,481)
Income tax expense (benefit)	123,304	(59,647)	(49,706)	(33,435)	(29,526)

Net Income (Loss)	(323,504)	(89,676)	(74,403)	(309,939)	(24,955)
Preferred stock dividends and other (1)	(17,251)	(21,809)	(16,408)	(9,424)	(6,257)

Net Income (Loss) Available to Common Shareholders	$(340,755)	$(111,485)	$(90,811)	$(319,363)	$(31,212)

Average common shares outstanding, basic	174,426,381	90,986,862	82,223,190	74,505,656	72,755,480
Average common shares outstanding, diluted (2)	174,426,381	90,986,862	82,223,190	74,505,656	72,755,480
Earnings (loss) per common share, basic	$(1.95)	$(1.23)	$(1.10)	$(4.29)	$(0.43)
Earnings (loss) per common share, diluted	(1.95)	(1.23)	(1.10)	(4.29)	(0.43)
Cash dividends declared per common share	—	0.01	0.01	0.01	0.01

(1)

For the quarters ended September 30, 2009, June 30, 2009 and March 31, 2009, includes $11.9 million, $14.0 million, and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)

Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Noninterest Income
Service charges on deposit accounts	$10,754	$9,535	$9,268	$10,149	$11,376
Debit card income, net	2,139	2,168	1,925	1,867	2,006
Customer service fee income	1,251	1,264	1,209	1,221	1,425

Total customer fee income	14,144	12,967	12,402	13,237	14,807

Retail investment services, net	2,157	1,646	2,010	1,751	2,294
Insurance income	1,911	1,765	2,457	2,266	2,368
Trust and investment management income	1,251	1,495	1,465	1,437	1,728
Benefits administration fees	—	571	642	833	813

Total wealth management income	5,319	5,477	6,574	6,287	7,203

Mortgage banking income	1,137	2,050	1,205	1,038	879
Bank-owned life insurance	2,797	2,560	2,502	3,939	2,881
Merchant processing income, net	591	817	610	697	916
Gain (loss) on certain derivative activities	1,597	1,085	1,135	(256)	(199)
Other	937	2,736	2,267	3,509	2,903

Operating noninterest income (noninterest income, excluding non-operating items)	26,522	27,692	26,695	28,451	29,390

Gain on sale of ancillary businesses	7,234	—	—	—	—
Gain (loss) on securities	(286)	4,580	(2,954)	1,561	(725)

Non-operating noninterest income (loss)	6,948	4,580	(2,954)	1,561	(725)

Total noninterest income	$33,470	$32,272	$23,741	$30,012	$28,665

Noninterest Expenses
Salaries and wages	$32,559	$34,739	$35,191	$35,348	$37,700
Employee benefits	7,724	8,925	8,923	10,537	9,252
Occupancy	9,658	9,506	9,436	9,946	9,770
Furniture and equipment	6,950	6,801	6,945	7,454	6,991
Professional services	4,034	4,351	4,507	4,533	4,573
Project NOW expense	114	281	1,298	271	—
Advertising and business development	1,264	2,109	1,281	2,611	2,114
Telecommunications	1,572	1,551	1,526	1,613	1,628
Amortization of intangibles	1,238	1,286	1,291	1,417	1,474
Regulatory assessments	6,181	6,479	4,655	3,452	3,020
Loan collection and foreclosed asset expense	6,835	7,247	4,891	4,558	4,491
(Gain) loss on nonmortgage loans held for sale	(41)	9,461	1,838	283	—
(Gain) loss on OREO	4,406	12,873	124	(316)	765
Other	6,289	7,154	7,711	10,361	7,883

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	88,783	112,763	89,617	92,068	89,661

Goodwill impairment	—	2,511	—	237,618	—
Employment contracts and severance	—	829	—	9,599	4,621
Impairment of long lived assets	746	17,376	—	—	—
FDIC special assessment	—	5,700	—	—	—
(Gain) loss on early extinguishment of debt	—	(2,991)	(52)	1,747	(125)
Loss on derivative collateral	—	—	—	1,061	—
Loss on repurchase of auction rate securities	—	—	676	—	—

Non-operating noninterest expenses	746	23,425	624	250,025	4,496

Total noninterest expenses	$89,529	$136,188	$90,241	$342,093	$94,157

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Assets
Cash and due from banks	$418,585	$303,456	$152,725	$292,219	$176,293
Interest-bearing bank balances	124	3	1	166	35
Securities
Available for sale	2,079,394	1,803,458	2,106,281	2,107,194	1,995,681
Held to maturity	138,277	146,469	18,039	22,709	24,518

Total securities	2,217,671	1,949,927	2,124,320	2,129,903	2,020,199

Loans held for sale	8,071	40,290	29,726	30,963	37,575
Loans held for investment	8,874,234	9,306,009	9,986,681	10,192,072	10,299,640
Less: Allowance for loan losses	(339,536)	(285,290)	(280,156)	(247,086)	(200,748)

Net loans held for investment	8,534,698	9,020,719	9,706,525	9,944,986	10,098,892

Premises and equipment, net	272,732	273,365	285,580	282,472	274,258
Accrued interest receivable	37,549	40,517	42,927	50,388	51,207
Goodwill	213,797	221,650	224,161	224,161	461,458
Other intangible assets, net	16,809	19,282	20,568	21,859	23,112
Deferred tax asset, net	3,568	131,670	65,314	51,093	71,131
Other assets	577,188	587,352	633,400	574,116	481,018

	$12,300,792	$12,588,231	$13,285,247	$13,602,326	$13,695,178

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,091,439	$1,099,743	$1,067,953	$1,041,140	$1,022,632
Interest-bearing customer deposits	6,298,309	6,233,137	6,316,548	6,455,810	6,412,343
Interest-bearing brokered deposits	2,099,040	2,055,772	1,842,577	1,908,767	2,573,833

Total deposits	9,488,788	9,388,652	9,227,078	9,405,717	10,008,808
Short-term borrowings	288,751	343,154	1,342,088	1,626,374	1,188,929
Long-term debt	1,126,393	1,126,435	931,977	707,769	773,109
Accrued interest payable	45,803	72,699	74,032	71,465	61,463
Other liabilities	152,356	148,038	157,889	170,470	129,255

Total liabilities	11,102,091	11,078,978	11,733,064	11,981,795	12,161,564

Shareholders’ equity
Mandatorily convertible preferred stock	4,650	190,026	190,026	238,700	249,000
Perpetual preferred stock	330,250	329,380	328,523	327,679	—
Common stock	215,372	160,248	84,781	74,644	73,006
Surplus	1,343,987	1,191,170	1,182,423	1,135,920	1,104,697
Retained earnings (deficit)	(745,043)	(403,296)	(291,199)	(199,540)	120,578
Accumulated other comprehensive income (loss), net of income tax	48,875	41,115	57,018	42,558	(13,667)
Other, net	610	610	611	570	—

Total shareholders’ equity	1,198,701	1,509,253	1,552,183	1,620,531	1,533,614

	$12,300,792	$12,588,231	$13,285,247	$13,602,326	$13,695,178

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08		9/30/08

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,058	$4,051	$2,042	$2,069		$28,084
U.S. Government agencies	95,224	44,220	313,159	313,729		327,933
Agency mortgage-backed securities	1,688,201	1,449,961	1,489,583	1,468,639		1,312,116
Private label mortgage-backed securities	9,112	11,600	12,462	12,771		15,152
State and municipal	223,948	232,916	241,478	262,248		260,532
Other investments (1)	60,851	60,710	47,557	47,738		51,864

Total available for sale securities	2,079,394	1,803,458	2,106,281	2,107,194		1,995,681

Held to maturity (at amortized cost)	138,277	146,469	18,039	22,709		24,518

Total securities	$2,217,671	$1,949,927	$2,124,320	$2,129,903		$2,020,199

Total securities as a percentage of total assets	18.0%	15.5%	16.0%	15.7%		14.8%

		September 30, 2009

		Amortized Cost	Percentage of Total	Duration		Book Yield

Debt Securities
U.S. Treasury		$2,075	0.1%	3.4		1.40%
U.S. Government agencies		93,750	4.8	2.6		2.22
Mortgage-backed securities:
Collateralized mortgage obligations		956,021	48.6	1.7		3.87
Agency mortgage-backed securities		691,982	35.1	3.1		4.51
Private label mortgage-backed securities		9,287	0.5	1.9		5.30
State and municipal		214,756	10.9	2.4		3.38

Total available for sale debt securities		$1,967,871	100.0%	2.3	(2)	3.97%

Fixed interest rate:
Mortgage-backed securities		$1,460,272	74.2%	2.3		4.13%
Other		310,581	15.8	2.4		3.03
Variable interest rate:
Mortgage-backed securities		197,018	10.0	2.1		4.25

Total available for sale debt securities		$1,967,871	100.0%	2.3	(2)	3.97%

(1)

Other investments in available for sale securities include FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $20.6 million.

(2)	Compared to 3.4 years duration at June 30, 2009 due to overall lower interest rates.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	September 30, 2009		December 31, 2008

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$2,058	0.1%	$2,069	0.1%
U.S. Government agencies (1)	95,224	4.3	313,729	14.7
Agency mortgage-backed securities (MBS) (1)(2)	1,810,157	81.6	1,468,639	68.9
Federal Home Loan Bank Stock	58,825	2.7	35,536	1.7

Total government and agency	1,966,264	88.7	1,819,973	85.4

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	162,936	7.3	188,598	8.9
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	66,693	3.0	81,238	3.8
Underlying issuer or collateral rated BBB	3,883	0.2	7,344	0.3
Non-rated	6,657	0.3	7,677	0.4

Total state and municipal	240,169	10.8	284,857	13.4

Corporate bonds AA or A-rated	—	—	9,963	0.5
Private label mortgage-backed securities AAA-rated (2)	9,112	0.4	12,771	0.6
Community bank stocks and other	2,126	0.1	2,339	0.1

Total securities	$2,217,671	100.0%	$2,129,903	100.0%

Percent of total securities:
Rated A or higher		99.4%		99.2%
Investment grade		99.6%		99.5%

(1)	At September 30, 2009, these numbers include, in the aggregate, $29.7 million and $1.6 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)

At September 30, 2009, agency mortgage-backed securities include $122.0 million of securities held to maturity at amortized cost. At September 30, 2009 and December 31, 2008, state and municipal securities include $16.2 million and $22.6 million, respectively, of securities held to maturity at amortized cost.

(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At September 30, 2009, $31.6 million of municipal bonds are guaranteed by bond insurers. At December 31, 2008, $39.1 million of municipal bonds are guaranteed by bond insurers.

(5)

At September 30, 2009, the breakdown by current bond rating is as follows: $162.9 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $4.6 million AAA-rated, $67.3 million AA or A-rated, $2.5 million BBB-rated, and $2.9 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Commercial Loans
Commercial and industrial	$2,249,929	$2,428,511	$2,645,871	$2,722,611	$2,824,117
Owner - occupied real estate	1,270,015	1,315,442	1,285,530	1,270,746	1,206,597
Commercial real estate	3,741,662	3,873,199	4,042,871	4,074,331	4,094,164

	7,261,606	7,617,152	7,974,272	8,067,688	8,124,878

Consumer Loans
Indirect - sales finance	259,296	285,658	573,653	635,637	680,413
Consumer lot loans	161,206	178,212	198,032	225,486	249,062
Direct retail	86,474	87,326	90,999	95,397	100,257
Home equity	803,295	811,057	813,015	813,201	784,357

	1,310,271	1,362,253	1,675,699	1,769,721	1,814,089

Mortgage Loans	302,357	326,604	336,710	354,663	360,673

Total loans held for investment	$8,874,234	$9,306,009	$9,986,681	$10,192,072	$10,299,640

Percentage of Loans Held for Investment
Commercial and industrial	25.3%	26.1%	26.4%	26.7%	27.4%
Owner - occupied real estate	14.3	14.2	12.9	12.5	11.7
Commercial real estate	42.2	41.6	40.5	40.0	39.8
Consumer	14.8	14.6	16.8	17.3	17.6
Mortgage	3.4	3.5	3.4	3.5	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(18.4)%	(27.3)%	(8.2)%	(4.2)%	(6.7)%
Growth year-to-date, annualized	(17.3)	(17.5)	(8.2)	(0.2)	1.1

LOAN PORTFOLIO COMPOSITION -- CORE AND NON-CORE LOANS (BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	9/30/09	6/30/09	3/31/09	12/31/08

Core Relationship Loans
Commercial	$6,088,129	$6,210,451	$6,353,401	$6,305,111
Consumer and mortgage	1,161,711	1,175,883	1,178,809	1,202,258

Total Core	7,249,840	7,386,334	7,532,210	7,507,369

Non-Core Loans
Commercial	1,173,477	1,406,701	1,620,871	1,762,577
Indirect - sales finance	240,638	276,179	569,124	635,637
Consumer lot loans	153,255	171,725	192,903	222,416
Other consumer and mortgage	57,024	65,070	71,573	64,073

Total Non-Core	1,624,394	1,919,675	2,454,471	2,684,703

Total loans held for investment	$8,874,234	$9,306,009	$9,986,681	$10,192,072

(1)	At June 30, 2008 and December 31, 2007, loans held for investment totaled $10,475,731 and $10,213,420, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Credit Quality
Loans held for investment	$8,874,234	$9,306,009	$9,986,681	$10,192,072	$10,299,640
Allowance for loan losses	339,536	285,290	280,156	247,086	200,748
Allowance for credit losses	345,256	289,680	283,425	249,874	203,000
Nonperforming loans held for investment	431,791	464,565	422,950	349,382	237,812
Nonperforming loans held for sale	—	376	12,766	16,282	22,576
Foreclosed property (other real estate owned and personal property repossessions)	112,771	95,752	77,210	48,993	30,503

Nonperforming assets	$544,562	$560,693	$512,926	$414,657	$290,891

Restructured loans not included in nonperforming assets	$17,236	$17,291	$11,073	$6,249	$2,279
Nonperforming loans as a % of loans held for investment	4.87%	4.99%	4.24%	3.43%	2.31%
Nonperforming assets as a % of loans and foreclosed property	6.05	5.94	5.08	4.04	2.81
Allowance for loan losses as a % of loans held for investment	3.83	3.07	2.81	2.42	1.95
Allowance for credit losses as a % of loans held for investment	3.89	3.11	2.84	2.45	1.97
Allowance for loan losses to nonperforming loans held for investment	0.79	x	0.61	x	0.66	x	0.71	x	0.84	x
Impaired loans	$403,478	$432,366	$369,339	$287,497	$198,018
Specific allowance for impaired loans	48,929	70,006	66,988	44,418	29,911
Loans past due 90 days or more (interest accruing)	7,467	11,107	6,444	47,481	12,899
Net loan charge-offs	168,603	120,611	109,076	76,052	75,433
Average loans held for investment	9,146,694	9,847,366	10,154,853	10,308,823	10,441,580
Net loan charge-offs as a % of average loans held for investment (annualized)	7.31%	4.91%	4.36%	2.93%	2.87%

Allowance for Loan Losses
Balance at beginning of period	$285,290	$280,156	$247,086	$200,748	$191,727
Allowance adjustment for loans sold	—	(4,471)	—	—	—
Provision for loan losses	222,849	130,216	142,146	122,390	84,454
Loans charged-off	(172,110)	(124,122)	(110,443)	(78,297)	(76,558)
Recoveries of loans previously charged-off	3,507	3,511	1,367	2,245	1,125

Balance at end of period	$339,536	$285,290	$280,156	$247,086	$200,748

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$4,390	$3,269	$2,788	$2,252	$2,098
Provision for unfunded lending commitments	1,330	1,121	481	536	154

Balance at end of period	$5,720	$4,390	$3,269	$2,788	$2,252

Allowance for Credit Losses
Balance at beginning of period	$289,680	$283,425	$249,874	$203,000	$193,825
Allowance adjustment for loans sold	—	(4,471)	—	—	—
Provision for credit losses	224,179	131,337	142,627	122,926	84,608
Loans charged-off	(172,110)	(124,122)	(110,443)	(78,297)	(76,558)
Recoveries of loans previously charged-off	3,507	3,511	1,367	2,245	1,125

Balance at end of period	$345,256	$289,680	$283,425	$249,874	$203,000

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	9/30/09 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$529	$364	$389	$205	$359	$141	$136	$2,123	24%
Residential A&D	80	56	140	18	47	13	37	391	4
Commercial A&D	34	22	35	30	8	15	30	174	2
Commercial construction	210	47	28	41	17	38	28	409	5
Residential construction	42	36	18	10	22	10	5	143	1
Residential condo	19	55	11	7	30	24	14	160	2
Undeveloped land	48	61	52	64	53	10	54	342	4

Total CRE Loans	$962	$641	$673	$375	$536	$251	$304	$3,742	42%

% of Total Loans HFI	11%	7%	8%	4%	6%	3%	3%	42%

	9/30/09 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	$6.9	$14.6	$21.8	$6.1	$4.5	$10.2	$17.8	$81.9	19%
Residential A&D	8.7	6.2	13.1	2.6	3.2	1.8	4.8	40.4	9
Commercial A&D	1.8	2.8	1.3	—	—	—	26.8	32.7	8
Commercial construction	14.7	—	4.2	—	—	—	5.6	24.5	6
Residential construction	2.1	1.0	1.3	8.8	0.1	7.2	2.2	22.7	5
Residential condo	7.4	18.3	0.1	0.7	—	8.7	3.3	38.5	9
Undeveloped land	0.5	0.1	1.5	13.8	1.3	5.1	24.5	46.8	11

Total CRE Nonaccrual Loans	$42.1	$43.0	$43.3	$32.0	$9.1	$33.0	$85.0	$287.5	67%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	10%	10%	10%	7%	2%	8%	20%	67%

	Three Months Ended 9/30/09 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$3.1	$3.8	$3.3	$0.7	$(0.1)	$2.2	$2.9	$15.9	9%
Residential A&D	12.6	0.2	(0.5)	0.3	12.3	0.3	1.1	26.3	16
Commercial A&D	0.8	0.6	(0.1)	—	—	(0.1)	0.1	1.3	1
Commercial construction	—	—	—	—	—	—	8.3	8.3	5
Residential construction	2.8	9.5	(1.4)	1.0	—	—	1.8	13.7	8
Residential condo	1.1	(1.0)	—	0.2	—	—	—	0.3	—
Undeveloped land	4.5	0.1	0.3	5.0	4.3	3.2	(0.3)	17.1	10

Total CRE Net Charge-offs	$24.9	$13.2	$1.6	$7.2	$16.5	$5.6	$13.9	$82.9	49%

CRE Net Charge-offs as % of Total Net Charge-offs	15%	8%	1%	4%	10%	3%	8%	49%

(1)	Calculated as a percent of nonaccrual loans held for investment, which totaled $431.8 million at September 30, 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Noninterest-bearing	$1,091,439	$1,099,743	$1,067,953	$1,041,140	$1,022,632
Interest-bearing checking	1,011,370	1,061,400	1,098,585	1,078,921	1,090,874
Money market accounts	2,174,627	1,978,114	1,889,041	1,834,115	1,806,143
Savings accounts	262,764	222,044	203,106	190,519	150,150

Core deposits	4,540,200	4,361,301	4,258,685	4,144,695	4,069,799
Time deposits under $100,000	1,651,560	1,710,870	1,742,177	1,863,520	1,840,363
Time deposits of $100,000 or more	1,197,988	1,260,709	1,383,639	1,488,735	1,524,813

Customer deposits (1)	7,389,748	7,332,880	7,384,501	7,496,950	7,434,975
Brokered deposits	2,099,040	2,055,772	1,842,577	1,908,767	2,573,833

Total deposits	9,488,788	9,388,652	9,227,078	9,405,717	10,008,808
Less: Brokered deposits	(2,099,040)	(2,055,772)	(1,842,577)	(1,908,767)	(2,573,833)
Add: Customer sweep accounts	281,235	330,765	387,106	493,012	551,559

Customer funding (2)	$7,670,983	$7,663,645	$7,771,607	$7,989,962	$7,986,534

Percentage of Deposits
Noninterest-bearing	11.5%	11.7%	11.6%	11.1%	10.2%
Interest-bearing checking	10.7	11.3	11.9	11.5	10.9
Money market accounts	22.9	21.1	20.4	19.5	18.1
Savings accounts	2.8	2.4	2.2	2.0	1.5

Core deposits	47.9	46.5	46.1	44.1	40.7
Time deposits under $100,000	17.4	18.2	18.9	19.8	18.4
Time deposits of $100,000 or more	12.6	13.4	15.0	15.8	15.2

Customer deposits (1)	77.9	78.1	80.0	79.7	74.3
Brokered deposits	22.1	21.9	20.0	20.3	25.7

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(3.0)%	11.9%	10.4%	7.2%	(30.4)%
Total deposits	4.2	7.0	(7.7)	(24.0)	4.9
Customer funding (2)	0.4	(5.6)	(11.1)	0.2	(2.3)
Growth Year-To-Date, Annualized (4)
Noninterest-bearing	6.5%	11.4%	10.4%	(7.7)%	(12.4)%
Total deposits	1.2	(0.4)	(7.7)	(3.9)	3.0
Customer funding (2)	(5.3)	(8.2)	(11.1)	(2.3)	(3.1)

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At June 30, 2008, noninterest-bearing totaled $1,107,115, total deposits totaled $9,886,369, and customer funding totaled $8,032,661.
(4)	At December 31, 2007, noninterest-bearing totaled $1,127,657, total deposits totaled $9,788,568, and customer funding totaled $8,178,471.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$25	$25	$197,309	$67,309	$137,927
Customer sweep accounts	281,235	330,765	387,106	493,012	551,559
Federal Reserve borrowings	—	—	750,000	1,050,000	30,000
Commercial paper	—	—	—	12,537	19,068
Treasury, tax and loan note	7,491	12,364	7,673	3,516	450,375

Total short-term borrowings	288,751	343,154	1,342,088	1,626,374	1,188,929
Long-term borrowings
Repurchase agreements	125,000	125,000	200,000	200,000	200,000
FHLB advances	762,158	762,188	467,717	233,497	298,119
Subordinated notes	206,704	206,704	206,704	216,704	216,704
Mandatorily redeemable preferred stock of subsidiary	31,800	31,800	56,800	56,800	56,800
Note payable	731	743	756	768	779
Purchase accounting premiums, net of amortization	—	—	—	—	707

Total long-term borrowings	1,126,393	1,126,435	931,977	707,769	773,109

Total borrowings	1,415,144	1,469,589	2,274,065	2,334,143	1,962,038
Less: Customer sweep accounts	(281,235)	(330,765)	(387,106)	(493,012)	(551,559)
Add: Brokered deposits	2,099,040	2,055,772	1,842,577	1,908,767	2,573,833

Total wholesale borrowings	$3,232,949	$3,194,596	$3,729,536	$3,749,898	$3,984,312

Wholesale borrowings as a percentage of total assets	26.3%	25.4%	28.1%	27.6%	29.1%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

Regulatory Capital
Tier 1 capital	$1,122,738	$1,308,678	$1,395,469	$1,513,452	$1,295,008
Tier 2 capital	130,294	136,453	164,973	174,625	173,820

Total risk-based capital	1,253,032	1,445,131	1,560,442	1,688,077	1,468,828

Total risk-weighted assets	10,030,335	10,584,755	11,532,895	11,764,518	11,584,136

Tangible Equity
Mandatorily convertible preferred stock	$4,650	$190,026	$190,026	$238,700	$249,000
Perpetual preferred stock	330,250	329,380	328,523	327,679	—
Common equity	863,801	989,847	1,033,634	1,054,152	1,284,614

Shareholders’ equity	1,198,701	1,509,253	1,552,183	1,620,531	1,533,614
Intangible assets	(230,606)	(240,932)	(244,729)	(246,020)	(484,570)

Tangible equity	968,095	1,268,321	1,307,454	1,374,511	1,049,044

Capital Ratios
Tier 1 risk-based capital (preliminary)	11.19%	12.36%	12.10%	12.86%	11.18%
Total risk-based capital (preliminary)	12.49	13.65	13.53	14.35	12.68
Leverage ratio (preliminary)	9.22	10.30	10.55	11.22	9.70
Tangible equity to tangible assets ratio	8.02	10.27	10.03	10.29	7.94
Impact of unrealized (gain) loss on securities	(0.23)	(0.14)	(0.19)	(0.05)	0.21

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	7.79	10.13	9.84	10.24	8.15
Tangible common equity to tangible assets ratio	5.25	6.07	6.05	6.05	6.06

Unrealized Gains (Losses) on AFS Securities
Gross (included in AFS securities)	$50,524	$30,189	$43,255	$10,949	$(48,147)
Net of income tax (included in equity)	31,827	19,013	27,233	6,890	(30,334)

Per Share Data
Mandatorily convertible preferred shares outstanding:
- Series 2008	4,650	95,526	190,026	238,700	249,000
- Series 2009	—	94,500	—	—	—

Total	4,650	190,026	190,026	238,700	249,000
Common shares outstanding	215,371,687	160,248,170	84,781,160	74,643,649	73,005,766

Common book value per common share	$4.01	$6.18	$12.19	$14.12	$17.60
Common tangible book value per common share	2.94	4.67	9.31	10.83	10.96

Market Rates for U.S. Treasury Notes
Three year	1.45%	1.64%	1.15%	1.00%	2.28%
Five year	2.31	2.54	1.67	1.55	2.98

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/09			6/30/09			3/31/09

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,504,007	$81,465	4.31%	$7,900,570	$83,970	4.26%	$8,086,559	$83,794	4.20%
Consumer loans	1,387,242	16,103	4.61	1,443,823	17,282	4.80	1,494,261	17,566	4.77
Indirect loans	272,155	5,180	7.55	530,875	9,544	7.21	607,548	10,845	7.24
Risk management derivatives tied to loans	—	9,925		—	11,027		—	11,914

Total loans (1)	9,163,404	112,673	4.88	9,875,268	121,823	4.95	10,188,368	124,119	4.94
Investment securities (taxable) (2)	1,610,244	16,742	4.16	1,680,893	18,140	4.32	1,854,149	20,548	4.43
Investment securities (nontaxable) (3)	237,040	3,086	5.21	246,001	3,188	5.18	266,600	3,437	5.16

Total investment securities	1,847,284	19,828	4.29	1,926,894	21,328	4.43	2,120,749	23,985	4.52
Federal funds sold, interest-bearing bank balances, and other temp investments	175	—	—	255	—	—	198	1	2.05

Total earning assets	11,010,863	132,501	4.78	11,802,417	143,151	4.86	12,309,315	148,105	4.87

Non-earning assets	1,417,844			1,283,139			1,246,813

Total assets	$12,428,707			$13,085,556			$13,556,128

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,011,374	$699	0.27	$1,036,339	$724	0.28	$1,131,456	$865	0.31
Savings	243,787	599	0.97	208,856	472	0.91	196,974	529	1.09
Money market	2,092,634	7,030	1.33	1,924,037	6,726	1.40	1,913,927	7,779	1.65
Time deposits, excluding brokered deposits	2,909,664	22,241	3.03	3,067,471	26,581	3.48	3,199,427	28,867	3.66
Brokered deposits	1,911,837	14,587	3.03	1,954,201	15,038	3.09	1,905,805	16,803	3.58

Total interest-bearing deposits	8,169,296	45,156	2.19	8,190,904	49,541	2.43	8,347,589	54,843	2.66
Customer sweep accounts	309,577	230	0.29	362,342	245	0.27	455,781	298	0.27
Other borrowings (4)	1,134,993	5,997	2.10	1,682,118	6,319	1.51	1,899,771	6,743	1.44

Total interest-bearing liabilities	9,613,866	51,383	2.12	10,235,364	56,105	2.20	10,703,141	61,884	2.34

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,109,176			1,074,739			1,021,400
Other noninterest liabilities	203,380			235,432			230,741

Total liabilities	10,926,422			11,545,535			11,955,282
Shareholders’ equity	1,502,285			1,540,021			1,600,846

Total liabilities and shareholders’ equity	$12,428,707			$13,085,556			$13,556,128

Net interest margin (tax-equivalent)		$81,118	2.93%		$87,046	2.96%		$86,221	2.83%
Less: tax-equivalent adjustment (3)		1,080			1,116			1,203

Net interest income		$80,038			$85,930			$85,018

Supplemental data:
Customer funding (5)	$7,676,212	$30,799	1.59%	$7,673,784	$34,748	1.82%	$7,918,965	$38,338	1.96%
Wholesale borrowings (6)	3,046,830	20,584	2.68	3,636,319	21,357	2.36	3,805,576	23,546	2.51

Total funding (7)	$10,723,042	$51,383	1.90%	$11,310,103	$56,105	1.99%	$11,724,541	$61,884	2.14%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended June 30, 2009 and March 31, 2009, TSFG capitalized $288,000 and $450,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08			9/30/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,172,311	$106,243	5.17%	$8,233,343	$113,281	5.47%
Consumer loans	1,514,602	19,941	5.24	1,518,642	22,577	5.91
Indirect loans	657,329	11,862	7.18	706,780	12,621	7.10
Risk management derivatives tied to loans	—	7,243		—	6,954

Total loans (1)	10,344,242	145,289	5.59	10,458,765	155,433	5.91
Investment securities (taxable) (2)	1,835,248	20,575	4.48	1,768,461	20,186	4.57
Investment securities (nontaxable) (3)	281,839	3,616	5.13	290,431	3,726	5.13

Total investment securities	2,117,087	24,191	4.57	2,058,892	23,912	4.65
Federal funds sold, interest-bearing bank balances, and other temp investments	1,128	10	3.53	37,149	197	2.11

Total earning assets	12,462,457	169,490	5.41	12,554,806	179,542	5.69

Non-earning assets	1,322,477			1,281,130

Total assets	$13,784,934			$13,835,936

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,010,878	$1,310	0.52	$1,130,079	$2,481	0.87
Savings	173,927	518	1.18	143,014	255	0.71
Money market	1,814,901	9,808	2.15	1,949,001	11,293	2.31
Time deposits, excluding brokered deposits	3,401,800	32,130	3.76	3,259,783	30,522	3.72
Brokered deposits	2,227,055	21,880	3.91	2,574,430	24,520	3.79

Total interest-bearing deposits	8,628,561	65,646	3.03	9,056,307	69,071	3.03
Customer sweep accounts	529,344	1,174	0.88	536,526	2,251	1.67
Other borrowings (4)	1,805,655	9,772	2.15	1,453,196	11,297	3.09

Total interest-bearing liabilities	10,963,560	76,592	2.78	11,046,029	82,619	2.98

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,001,516			1,059,565
Other noninterest liabilities	201,107			177,735

Total liabilities	12,166,183			12,283,329
Shareholders’ equity	1,618,751			1,552,607

Total liabilities and shareholders’ equity	$13,784,934			$13,835,936

Net interest margin (tax-equivalent)		$92,898	2.97%		$96,923	3.08%
Less: tax-equivalent adjustment (3)		1,265			1,304

Net interest income		$91,633			$95,619

Supplemental data:
Customer funding (5)	$7,932,366	$44,940	2.25%	$8,077,968	$46,802	2.30%
Wholesale borrowings (6)	4,032,710	31,652	3.12	4,027,626	35,817	3.54

Total funding (7)	$11,965,076	$76,592	2.55%	$12,105,594	$82,619	2.72%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended December 31, 2008 and September 30, 2008, TSFG capitalized $478,000 and $424,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/09		6/30/09		3/31/09

		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(323,504)		$(89,676)		$(74,403)
Preferred stock dividends and other (1)	(17,251)		(21,809)		(16,408)

Net Loss Available to Common Shareholders	$(340,755)	$(1.95)	$(111,485)	$(1.23)	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(323,504)		(89,676)		(74,403)
Add: Income tax expense (benefit)	123,304		(59,647)		(49,706)

Loss Before Income Taxes	(200,200)		(149,323)		(124,109)
Non-Operating Items
(Gain) loss on securities	286		(4,580)		2,954
Gain on sale of ancillary businesses	(7,234)		—		—
Goodwill impairment	—		2,511		—
Employment contracts and severance	—		829		—
Impairment of long lived assets	746		17,376		—
FDIC special assessment	—		5,700		—
Gain on early extinguishment of debt	—		(2,991)		(52)
Loss on repurchase of auction rate securities	—		—		676

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(206,402)		(130,478)		(120,531)
Add: Provision for credit losses	224,179		131,337		142,627

Pre-tax, Pre-Provision Operating Earnings	17,777		859		22,096
Add: (Gain) loss on nonmortgage loans held for sale	(41)		9,461		1,838
Add: Loss on OREO	4,406		12,873		124

Pre-tax, Pre-Credit Operating Earnings	$22,142		$23,193		$24,058

Average Common Shares Outstanding, Diluted	174,426,381		90,986,862		82,223,190

Select Balance Sheet (Averages)
Total assets	$12,428,707		$13,085,556		$13,556,128
Intangible assets	(235,986)		(244,040)		(245,341)

Tangible assets	12,192,721		12,841,516		13,310,787

Preferred stock	491,365		518,968		532,430
Common equity	1,010,920		1,021,053		1,068,416

Shareholders’ equity	1,502,285		1,540,021		1,600,846
Intangible assets	(235,986)		(244,040)		(245,341)

Tangible equity	1,266,299		1,295,981		1,355,505

Return on Average Assets (2)
GAAP loss	(10.33)%		(2.75)%		(2.23)%

Return on Average Equity (2)
GAAP loss	(85.43)		(23.36)		(18.85)

Return on Average Common Equity (3)
GAAP loss available to common shareholders	(133.73)		(43.79)		(34.47)

(1)

For the quarters ended September 30, 2009, June 30, 2009 and March 31, 2009, includes $11.9 million, $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Net Loss Available to Common Shareholders	$(319,363)	$(4.29)	$(31,212)	$(0.43)	$(16,772)	$(0.23)	$(201,429)	$(2.78)

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(33,435)		(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(343,374)		(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	(1,561)		725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		—		(1,904)
Goodwill impairment	237,618		—		—		188,431
Employment contracts and severance	9,599		4,621		2,299		—
Branch acquisition and conversion costs	—		—		731		—
(Gain) loss on early extinguishment of debt	1,747		(125)		(83)		547
Visa-related litigation	—		—		—		(863)
Loss on derivative collateral	1,061		—		—		—

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(94,910)		(49,260)		(17,917)		(32,034)
Add: Provision for credit losses	122,926		84,608		63,763		73,292

Pre-tax, Pre-Provision Operating Earnings	28,016		35,348		45,846		41,258
Add: Loss on nonmortgage loans HFS	283		—		—		—
Add: (Gain) loss on OREO	(316)		765		(3)		187

Pre-tax, Pre-Credit Operating Earnings	$27,983		$36,113		$45,843		$41,445

Average Common Shares Outstanding, Diluted	74,505,656		72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,784,934		$13,835,936		$13,868,149		$13,844,905
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible assets	13,303,554		13,348,875		13,380,709		13,169,655

Preferred stock	337,439		249,717		137,783		—
Common equity	1,281,312		1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,618,751		1,552,607		1,495,381		1,564,978
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible equity	1,137,371		1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(8.94)%		(0.72)%		(0.32)%		(5.85)%
Return on Average Equity (1)
GAAP loss	(76.17)		(6.39)		(2.94)		(51.73)
Return on Average Common Equity (2)
GAAP loss available to common shareholders	(99.16)		(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2008		2007

		Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(547,118)		$73,276
Preferred stock dividends and other	(21,658)		(665)

Net Income (Loss) Available to Common Shareholders	$(568,776)	$(7.78)	$72,611	$0.98

Net Income (Loss), as Reported (GAAP)	$(547,118)		$73,276
Add: Income tax expense (benefit)	(87,574)		33,400

Income (Loss) Before Income Taxes	(634,692)		106,676
Non-Operating Items
(Gain) loss on securities	(3,108)		4,623
Gain on Visa IPO share redemption	(1,904)		—
Goodwill impairment	426,049		—
Employment contracts and severance	16,519		2,306
Branch acquisition and conversion costs	731		—
Loss on early extinguishment of debt	2,086		2,029
Visa-related litigation	(863)		881
Loss on derivative collateral	1,061		—

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(194,121)		116,515
Add: Provision for credit losses	344,589		68,568

Pre-tax, Pre-Provision Operating Earnings	150,468		185,083
Add: Loss on nonmortgage loans HFS	283		—
Add: Loss on OREO	633		401

Pre-tax, Pre-Credit Operating Earnings	$151,384		$185,484

Average Common Shares Outstanding, Diluted	73,136,936		74,006,978

Select Balance Sheet (Averages)
Total assets	$13,833,355		$14,044,565
Intangible assets	(532,517)		(681,628)

Tangible assets	13,300,838		13,362,937

Preferred stock	181,849		—
Common equity	1,376,232		1,543,552

Shareholders’ equity	1,558,081		1,543,552
Intangible assets	(532,517)		(681,628)

Tangible equity	1,025,564		861,924

Return on Average Assets (1)
GAAP earnings (loss)	(3.96)%		0.52%

Return on Average Equity (1)
GAAP earnings (loss)	(35.11)		4.75

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(41.33)		4.70

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/09	6/30/09	3/31/09

Select Financial Data Used in Ratios Calculated Below
Net interest income	$80,038	$85,930	$85,018
Tax-equivalent adjustment	1,080	1,116	1,203

Net interest income (tax-equivalent)	$81,118	$87,046	$86,221

Total noninterest income, as reported (GAAP)	$33,470	$32,272	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	286	(4,580)	2,954
Gain on sale of ancillary businesses	(7,234)	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	$26,522	$27,692	$26,695

Total noninterest expenses, as reported (GAAP)	$89,529	$136,188	$90,241
Adjustments for non-operating items:
Goodwill impairment	—	(2,511)	—
Employment contracts and severance	—	(829)	—
Impairment of long lived assets	(746)	(17,376)	—
FDIC special assessment	—	(5,700)	—
Gain on early extinguishment of debt	—	2,991	52
Loss on repurchase of auction rate securities	—	—	(676)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	88,783	112,763	89,617
Less: loss on OREO	(4,406)	(12,873)	(124)
Less: gain (loss) on nonmortgage loans held for sale	41	(9,461)	(1,838)
Less: amortization of intangibles	(1,238)	(1,286)	(1,291)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$83,180	$89,143	$86,364

Total Revenue (1)
GAAP	$113,508	$118,202	$108,759
Operating (2)	107,640	114,738	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	29.49	27.30	21.83%
Operating (2)	24.64	24.13	23.64

Cash Operating Efficiency Ratio (4)	77.28	77.69	76.49

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$91,633	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,265	1,304	1,335	1,450

Net interest income (tax-equivalent)	$92,898	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$30,012	$28,665	$32,187	$31,103
Adjustments for non-operating items:
(Gain) loss on securities	(1,561)	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,451	$29,390	$30,311	$28,803

Total noninterest expenses, as reported (GAAP)	$342,093	$94,157	$87,617	$268,366
Adjustments for non-operating items:
Goodwill impairment	(237,618)	—	—	(188,431)
Employment contracts and severance	(9,599)	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	—	(731)	—
Gain (loss) on early extinguishment of debt	(1,747)	125	83	(547)
Visa-related litigation	—	—	—	863
Loss on derivative collateral	(1,061)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	92,068	89,661	84,670	80,251
Less: gain (loss) on OREO	316	(765)	3	(187)
Less: loss on nonmortgage loans held for sale	(283)	—	—	—
Less: amortization of intangibles	(1,417)	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$90,684	$87,422	$83,084	$78,406

Total Revenue (1)
GAAP	$121,645	$124,284	$132,392	$123,809
Operating (2)	121,349	126,313	131,851	122,959

Noninterest Income as a % Total Revenue (3)
GAAP	24.67%	23.06%	24.31%	25.12%
Operating (2)	23.45	23.27	22.99	23.42

Cash Operating Efficiency Ratio(4)	74.73	69.21	63.01	63.77

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2008	2007

Select Financial Data Used in Ratios Calculated Below
Net interest income	$380,163	$382,781
Tax-equivalent adjustment	5,354	6,246

Net interest income (tax-equivalent)	$385,517	$389,027

Net interest margin (tax-equivalent)	3.09%	3.10%

Total noninterest income, as reported (GAAP)	$121,967	$113,712
Adjustments for non-operating items:
(Gain) loss on securities	(3,108)	4,623
Gain on Visa IPO share redemption	(1,904)	—

Operating noninterest income (noninterest income, excluding non- operating items)	$116,955	$118,335

Total noninterest expenses, as reported (GAAP)	$792,233	$321,249
Adjustments for non-operating items:
Goodwill impairment	(426,049)	—
Employment contracts and severance	(16,519)	(2,306)
Branch acquisition and conversion costs	(731)	—
Loss on early extinguishment of debt	(2,086)	(2,029)
Visa-related litigation	863	(881)
Loss on derivative collateral	(1,061)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	346,650	316,033
Less: gain (loss) on OREO	(633)	(401)
Less: loss on nonmortgage loans held for sale	(283)	—
Less: amortization of intangibles	(6,138)	(7,897)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$339,596	$307,735

Total Revenue (1)
GAAP	$502,130	$496,493
Operating (2)	502,472	507,362

Noninterest Income as a % of Total Revenue (3)
GAAP	24.29%	22.90%
Operating (2)	23.28	23.32

Cash Operating Efficiency Ratio (4)	67.59	60.65

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.